UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 5, 2014
(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

176 Route 9 North
Suite 306
Marlboro, NJ 07728
  (Address of Principal Executive Offices)

(732) 851-7707
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On November 7, 2014, the Company received a Project and Funding Update letter from Plasmafication Technology Holdings, LLC. The letter is attached hereto as Exhibit 99.1.

The  information in this Item 7.01 of this Current Report is furnished  pursuant to Item 7.01 and shall not be deemed "filed" for any purpose,  including for the purposes  of  Section  18 of the  Exchange  Act,  or  otherwise  subject  to the liabilities of that Section.  The information in this Current Report on Form 8-K shall  not be  deemed  incorporated  by  reference  into any  filing  under  the Securities  Act or the  Exchange  Act  regardless  of any general  incorporation language in such filing. The filing of this report and the furnishing of this information pursuant to Item 7.01 do not mean that such information is material or that disclosure of such information is required.

Item 9.01. Financial Statements and Exhibits.

99.1   Letter from Plasmafication Technology Holdings, LLC to the Company dated November 5, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PRECIOUS METALS, INC.

By:	/s/ Gennaro Pane
Name: Gennaro Pane
Title: Chief Executive Officer
Date: November 7, 2014